Harbor High-Yield Bond Fund Summary Prospectus - May 14, 2010	Institutional Class HYFAX Administrative Class HYFRX Investor Class HYFIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2010, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Institutional Class	Administrative Class	Investor Class
Redemption Fee (applicable to shares held less than 9 months)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class	Investor Class
Management Fees	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%
Other Expenses	0.17%	0.17%	0.28%
Total Annual Fund Operating Expenses	0.77%	1.02%	1.13%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional	$79	$246	$428	$954
Administrative	$104	$325	$563	$1,248
Investor	$115	$359	$622	$1,375

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was 58%.

Principal Investment Strategy

Principal Style Characteristics: High-yield bonds

The Fund invests primarily in below investment grade bonds of corporate issuers. These bonds may pay interest on a semi-annual basis (i.e., cash pay bonds) or have a deferred interest feature (i.e., zero coupon bonds). The Fund also may invest in private placements. Only U.S. dollar denominated securities are considered for investment in the Fund.

The Subadviser selects securities using its internally developed proprietary tools. The Subadviser seeks to select securities issued by companies that generally exhibit, or are believed to have the prospect for, positive credit momentum with the potential for credit rating upgrade. The Subadviser seeks to maximize portfolio return and minimize default risk by adhering to the following elements of its philosophy:

•	Bottom-up, fundamental analysis

•	Broad diversification

•	Direct communication with management

•	Monitoring high-yield issuers on a systematic basis

•	Credit committee disciplined approach

•	Comprehensive reporting and risk control systems

The Subadviser conducts an in-depth analysis using proprietary research tools in addition to communicating with management of the issuers to select securities for investment in the Fund and to monitor the selected securities on a systematic basis. All securities in the portfolio are reviewed at least four times a year. As part of the selection and monitoring process, the Subadviser actively seeks to avoid holding securities of issuers that it deems to have a high risk of default.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of below investment grade, high-risk, corporate bonds that are rated below Baa3 by Moody’s or below BBB- by S&P or Fitch, commonly referred to as “high-yield” or “junk bonds”. The Fund’s 80% investment policy can be changed by the Fund upon 60 days advance notice to shareholders.

The Fund may invest up to 20% of its net assets in bank loans and up to 10% of its total assets in equity securities, including common stock. Additionally, the Fund may invest a portion of its assets in credit default swaps and bank loans to corporate issuers.

Duration/Maturity. Although duration may be one of the characteristics considered in security selection, the Fund does not focus on bonds with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range. The weighted average

Summary Prospectus

HARBOR HIGH-YIELD BOND FUND

maturity of the Fund’s portfolio was 6.30 years as of December 31, 2009.

Credit Quality. The Fund invests primarily in below investment grade securities, but may invest up to 20% of its net assets in investment grade securities, including U.S. Treasury and U.S. government agency securities. As such, the Fund’s average weighted portfolio quality varies from time to time, depending on the level of assets allocated to such securities. The Subadviser does not seek to actively invest in defaulted securities.

Principal Risks

There is no guarantee that the investment objective of the Fund will be achieved. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

Interest rate risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, if the Fund’s portfolio has an average duration of ten years, a 1% increase in interest rates would generally result in a 10% decrease in the Fund’s value.

Credit risk: The issuer of a security owned by the Fund or the counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation to pay principal and/or interest or its credit rating could be downgraded. Credit risk should be high for the Fund because it invests primarily in below investment grade bonds.

Market risk: Adverse economic conditions increase the risk that below investment grade companies may not generate sufficient cash flow to service their debt obligations.

High-yield risk: There is a greater risk that the Fund will lose money because it invests primarily in high-yield bonds. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

Prepayment risk: When interest rates are declining, the issuer of a pass-through security, such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.

Selection risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular issuer’s securities could be incorrect.

Liquidity risk: A period of low economic growth or rising interest rates could reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these securities could decrease the Fund’s share price. Liquidity risk should be high for this Fund because it invests primarily in below investment grade bonds.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility – or variability – of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks and potential rewards of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at www.harborfunds.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

The Fund’s best and worst calendar quarters during this time period were:

	Total Return	Quarter/Year
Best Quarter	9.60%	3rd/2009
Worst Quarter	-10.09%	4th/2008

Average Annual Total Returns — As of December 31, 2009

	One Year	Five Years	Ten Years	Life of Fund
Institutional Class (inception date 12-01-2002)
Before Taxes	30.89%	5.42%	N/A	7.88%
After Taxes on Distributions	27.99%	2.97%	N/A	5.37%
After Taxes on Distributions and Sale of Fund Shares	19.94%	3.16%	N/A	5.30%
Administrative Class (inception date 12-01-2002)
Before Taxes	30.49%	5.17%	N/A	7.64%
Investor Class (inception date 12-01-2002)
Before Taxes	30.34%	5.01%	N/A	7.47%
Comparative Index (reflects no deduction for fees, expenses or taxes)
BofA Merrill Lynch US High-Yield	57.51%	6.35%	N/A	9.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to

Summary Prospectus

HARBOR HIGH-YIELD BOND FUND

tax exempt shareholders or shareholders who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only. After-tax returns for the Administrative and Investor Class shares will vary.

Portfolio Management

Investment Adviser

Harbor Capital Advisors, Inc.

Harbor Capital Advisors employs a ‘manager-of-managers’ approach by selecting and overseeing subadvisers responsible for the day-to-day management of the assets of the Funds. Pursuant to an exemptive order granted by the SEC, Harbor Capital Advisors, subject to the approval of Harbor Funds’ Board of Trustees, is able to select subadvisers and to enter into new or amended subadvisory agreements without obtaining shareholder approval.

Subadviser

Shenkman Capital Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

Shenkman Capital Management, Inc. has subadvised the Fund since its inception in 2002.

Portfolio Managers

Mark Shenkman Shenkman Capital Management, Inc.

Mr. Shenkman is the President, Chief Investment Officer and a Director of Shenkman Capital Management and has co-managed the Fund since its inception in 2002.

Mark Flanagan, CFA, CPA Shenkman Capital Management, Inc.

Mr. Flanagan is an Executive Vice President and Portfolio Manager at Shenkman Capital Management and has co-managed the Fund since its inception in 2002.

Frank Whitley Shenkman Capital Management, Inc.

Mr. Whitley is an Executive Vice President and Senior Portfolio Manager at Shenkman Capital Management and has co-managed the Fund since its inception in 2002.

Buying and Selling Fund Shares

Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders are processed at the net asset value next calculated after an order is received in good order by the Fund. You may conduct transactions by mail, by telephone or through our website.

By Mail	Harbor Services Group, Inc. P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
Visiting Our Website	www.harborfunds.com

Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Type of Account	Institutional Class	Administrative Class*	Investor Class
Regular	$1,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000	N/A	$1,000
*	Limited only to eligible retirement plans and financial intermediaries. There is no minimum investment for qualified retirement plans and Section 457 plans.

Tax Information

The Fund declares and pays any capital gains annually in December and declares and pays any dividends from net investment income quarterly. The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Harbor Funds.

Summary Prospectus

May 14, 2010

Harbor High-Yield Bond Fund

Institutional Class	Administrative Class	Investor Class
HYFAX	HYFRX	HYFIX

FD.P.24.HYB.0510 05/2010/1,000

Harbor Funds
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302